Exhibit 99.8

Execution Version

AMENDED AND RESTATED SECURITY AGREEMENT

AMENDED AND RESTATED SECURITY AGREEMENT, dated as of July 10, 2019 (as amended, restated, amended and restated, supplemented or modified from time to time, this “Agreement”), made by MZ FUNDING LLC, a Delaware limited liability company (the “Grantor”) in favor of WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent (in such capacity, together with its successors and assigns, the “Secured Party”) for the Secured Creditors.

RECITALS

WHEREAS, the Grantor, the Trustee and the Secured Party are parties to that certain Subordinated Indenture, dated as of January 10, 2017 (as amended by Amendment No. 1 thereto, dated as of June 2, 2017, the “Original Indenture”), pursuant to which $53,836,742.98 of the maximum $88,000,000 aggregate principal amount of 14% Subordinated Secured Notes due 2020 (the “Original Notes”) of the Grantor have been issued.

WHEREAS, the Grantor, the Trustee and the Secured Party are parties to that certain Amended and Restated Subordinated Indenture, dated as of the date hereof (as amended, restated, amended and restated, supplemented or modified from time to time, the “Indenture”; capitalized terms used but not defined herein shall have the meanings given such terms in the Indenture), pursuant to which the Grantor shall issue $53,836,742.98 aggregate principal amount of 12% Subordinated Secured Notes due 2020 (the “Amended Notes”).

WHEREAS, the Grantor and the Secured Party are parties to that certain Security Agreement, dated as of January 10, 2017 (the “Original Security Agreement”), pursuant to which, in order to induce the Holders (as defined in the Original Indenture) to purchase the Original Notes, the Grantor granted a continuing Lien (as defined in the Original Security Agreement) on the Collateral (as defined in the Original Security Agreement) in order to secure the Obligations (as defined in the Original Security Agreement).

WHEREAS, the Grantor and the Secured Party desire to amend and restate the Original Security Agreement in order to induce the Holders to accept the Amended Notes and the Grantor has agreed to grant a continuing Lien on the Collateral to secure the Obligations (as hereinafter defined). Accordingly, the Grantor hereby agrees as follows:

1. Security Interest.

(a) Grant of Security. As security for the Obligations (as hereinafter defined), the Grantor hereby delivers, assigns, pledges, sets over and grants to the Secured Party a first priority security interest in, all of its right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of its personal property described on Exhibit A hereto which is executed by an authorized person of the Grantor, together with all substitutions and replacements thereof and any products and proceeds thereof including any which are described on a supplement hereto in substantially the form of Exhibit B hereto (the “Collateral”).

(b) Security for Obligations. This Agreement secures the payment of all now existing or hereafter arising obligations of the Grantor to the Secured Creditors, including the Notes Obligations, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise, whether for principal, interest, fees, expenses or otherwise (including, without limitation, interest, fees, costs or other payments on the Obligations paid or accrued after the commencement of an Insolvency

Proceeding and whether or not such claims are deemed allowed or recoverable in any Insolvency Proceeding, and payment of or for adequate protection pursuant to any Insolvency Proceeding), together with all costs of collection or enforcement, including, without limitation, reasonable attorneys’ fees incurred in any collection efforts or in any action or proceeding (all such obligations being the “Obligations”).

(c) Grantor Remains Liable. This Agreement shall not affect the Grantor’s liability to perform all of its duties and obligations under the transactions giving rise to the Obligations. The exercise by the Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the transactions giving rise to the Obligations, which shall remain unchanged as if this Agreement had not been executed. The Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(d) Supplement. From time to time the Grantor may deliver, assign, pledge, set over and grant to the Secured Party for the benefit of the Secured Creditors a first priority security interest in any additional items of personal property by delivering a supplement hereto in substantially the form of Exhibit B hereto describing such items; thereafter, all such items of personal property shall be “Collateral” hereinafter and subject to the terms of this Agreement.

(e) Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

2. Title; Liens and Encumbrances. The Grantor represents and warrants that it is (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be) the record and beneficial owner of, having (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will have) good and marketable title to, the Collateral pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other person, except the Liens created by this Agreement, and the Grantor will promptly notify the Secured Party of any such other Lien or claim made or asserted against the Collateral and the Grantor will defend the Collateral against any such Lien or other claim.

3. State of Organization or Residence; Legal Name. The Grantor represents and warrants to the Secured Party as follows:

(a) The Grantor’s state of organization is the State of Delaware. The Grantor’s chief executive office or principal office, if it is not a registered organization, as such term is defined under the Uniform Commercial Code as in effect in the State of New York as it may be amended, supplemented or modified from time to time (the “UCC”), is set forth on Schedule I hereto. The Grantor shall promptly notify the Secured Party of any change in the foregoing representations.

(b) The Grantor’s registered or legal name is as set forth on Schedule I hereto. The Grantor currently uses, and during the last five (5) years has used, no other names including business or trade names, except as set forth on Schedule I hereto. The Grantor shall not change such name without providing the Secured Party thirty (30) days’ prior written notice.

(c) The grant of the security interest in the Collateral, combined with the filing of financing statements, the execution of control agreements, the execution of assignments, and/or possession of the Collateral, each as appropriate, is effective to vest in the Secured Party a valid and perfected first priority security interest, superior to the rights of any person in and to the Collateral as set forth herein.

4. Perfection of Security Interest. The Grantor shall take any and all actions and make all filings (including the filing of UCC financing statements, continuation statements and amendments thereto) reasonably required to create and maintain, as security for the Obligations, a valid and enforceable perfected Lien and security interest in and on all of the Collateral (subject to the terms of the Intercreditor Agreement) in favor of the Secured Party for the benefit of the Secured Creditors. The Grantor authorizes the Secured Party to file all such UCC financing statements and amendments thereto pursuant to the UCC or other notices appropriate under applicable law, as the Secured Party may reasonably require, each in form satisfactory to the Secured Party. Such financing statements and amendments may contain a description of the Collateral as set forth herein or in any generic manner and may describe the Collateral as “all assets” or words of similar effect. The Secured Party may transfer, withdraw or redeem any funds or other property in each deposit account or securities account constituting Collateral without further consent by the Grantor; provided that the Secured Party will not exercise any of such rights other than during an Event of Default. The Grantor also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is necessary or desirable. The Grantor authorizes the Secured Party to take all other actions which the Secured Party may reasonably deem necessary or desirable to perfect or otherwise protect the Liens created hereunder and to obtain the benefits of this Agreement. Notwithstanding anything to the contrary herein or in the Intercreditor Agreement, in no event shall the Secured Party be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, creation, perfection, protection or maintenance of the security interests or Liens intended to be created by this Agreement (including without limitation the filing or continuation of any UCC financing statement or continuation statements or similar documents or instruments), nor shall the Secured Party be responsible for, and the Secured Party makes no representation regarding, the validity, effectiveness or priority of the security interests or Liens intended to be created hereby. The Grantor shall deliver the original of the MBIA Note (as defined in Exhibit A hereto) to the Secured Party on the date hereof and any replacement or substitutions therefore promptly upon receipt by the Grantor, in each case, endorsed in blank.

5. Covenants Relating to Collateral. Until the Obligations shall have been paid in full, and the Indenture shall have terminated, the Grantor covenants and agrees that if the Grantor shall become entitled to receive or shall receive any note, any certificate or other equity securities (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Collateral, or otherwise in respect thereof, the Grantor shall accept the same as the agent of the Secured Party, hold the same in trust for the Secured Party and deliver the same forthwith to the Secured Party in the exact form received, duly indorsed by the Grantor to the Secured Party, together with an undated assignment or stock power covering such certificate duly executed in blank by the Grantor and with, if the Secured Party so requests, signature guaranteed, to be held by the Secured Party, subject to the terms thereof, as collateral security for the Obligations. If any of the foregoing property so distributed in respect of the Collateral shall be received by the Grantor, the Grantor shall, until such property is paid or delivered to the Secured Party, hold such property in trust for the Secured Party, segregated from other funds or property of the Grantor, as collateral security for the Obligations. Grantor shall (i) promptly forward to the Secured Party written notification of, and grant of, a security interest to the Secured Party in any and all Commercial Tort Claims (as defined in the UCC) acquired by the Grantor or coming into existence, in each case, after the date hereof, including, but not limited to, any and all actions, suits, and proceedings before any court or governmental authority by or affecting such Grantor by executing and delivering a supplement in the form of Exhibit B describing such Commercial Tort Claim (as defined in the UCC) with reasonable specificity and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Secured Party, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Secured Party’s security interest in any Commercial Tort Claim (as defined in the UCC).

6. Collections; Other Rights.

(a) Except as provided herein, the Grantor shall be entitled to receive all cash interest, dividends and distributions paid in respect of the Collateral, and to exercise all voting rights with respect to the Collateral; provided, however, that no vote shall be cast or right exercised or other action taken which would result in any violation of any provision of this Agreement or any other Note Document.

(b) All of the foregoing amounts set forth in paragraph (a) of this Section 6 so collected after the occurrence of and during the continuation of an Event of Default shall be held in trust by the Grantor for and as the property of the Secured Party, and shall not be commingled with other funds, money or property of the Grantor.

(c) After the occurrence and during the continuation of an Event of Default, the Grantor will immediately upon receipt of all such checks, cash or other remittances constituting part of the Collateral or in payment for any Collateral sold, transferred, leased or otherwise disposed of, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party. The Grantor shall deliver such items in the same form received, endorsed or otherwise assigned by the Grantor where necessary to permit collection of such items.

7. Events of Default. The occurrence of any one or more Events of Default under the Indenture shall constitute an event of default (“Event of Default”) under this Agreement.

8. Rights and Remedies.

(a) In the event of the occurrence and continuation of any Event of Default, to the extent applicable: (i) the Secured Party may exercise exclusive control over the Collateral; (ii) the Secured Party shall have the right, with or without (to the extent permitted by applicable law) notice to the Grantor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and generally to exercise any and all rights afforded to a secured party under the UCC or other applicable law; (iii) the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker’s board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable; (iv) at the Secured Party’s request, the Grantor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall select, whether on the Grantor’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Grantor’s premises and facilities for the purpose of the Secured Party’s taking possession of, removing or putting the Collateral in saleable or disposable form; (v) the Secured Party shall have the right to receive any and all cash interest, dividends, distributions, payments or other proceeds paid in respect of the Collateral and made application thereof to the Obligations in accordance with Section 6.06 of the Indenture and (vi) any or all of the Collateral may be registered in the name of the Secured Party or its nominee and they may thereafter exercise (x) all voting, corporate and other rights pertaining to such Collateral and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all securities or securities entitlements upon any merger, consolidation, reorganization, recapitalization or other fundamental change, or upon the exercise of the Grantor or the Secured Party of any right, privilege or option pertaining to such securities or securities entitlements, and in connection therewith, the right to deposit and deliver any and all of the securities or securities entitlements with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), in each of the foregoing cases, all without liability except to account for property actually received by it, but the Secured Party shall have no duty to the Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) Any such sale, lease or other disposition of Collateral may be made without demand for performance or any notice of advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition, the Grantor agrees that the sending of ten days’ notice by ordinary mail, postage prepaid, to the Grantor of the place and time of any public sale or of the time at which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. Notwithstanding the foregoing, if any of the Collateral may be materially diminished in value during such ten (10) day period, the Secured Party shall provide the Grantor with such shorter notice as it deems reasonable under the circumstances.

(c) The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys’ fees and legal expenses incurred by the Secured Party, and then to satisfaction of the Obligations (in accordance with Section 6.06 of the Indenture), and to the payment of any other amounts required by applicable law. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Grantor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the agreements giving rise to the Obligations, and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral.

9. Power of Attorney. The Grantor authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party, and any officer or agent of the Secured Party, with full power of substitution, as the Grantor’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Grantor: (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral; (iii) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (iv) to receive, open and dispose of all mail addressed to the Grantor and to notify the post office authorities to change the address for delivery of mail addressed to the Grantor to such address as the Secured Party may designate; (v) to exercise all membership rights, powers and privileges in connection with the Collateral to the same extent as the Grantor is entitled to exercise such rights, powers and privileges and (vi) generally to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Secured Party’s security interest therein. The Grantor hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The Secured Party may exercise this power of attorney only after the occurrence and during the continuance of an Event of Default.

10. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by U.S. mail or sent by telecopy (with confirmed receipt or followed by overnight delivery) to the addresses (or telecopy numbers) set forth in Section 13.01 of the Indenture. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt or, if mailed, the third business day following the date so mailed, if earlier.

11. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person, then the Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

12. No Waiver; Rights Cumulative.

(a) No course of dealing between the Grantor and the Secured Party, or the Secured Party’s failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the Secured Party’s rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

13. Limitation on Secured Party’s Duty in Respect of Collateral. The Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.

14. Amendments, Etc. No alteration, modification, amendment or waiver of any terms and conditions of this Agreement shall be effective or enforceable against the Secured Party unless set forth in a writing signed by the Secured Party.

15. Successors and Assigns. This Agreement and all obligations of the Grantor and the Secured Party hereunder shall be binding upon the successors and assigns of the Grantor and the Secured Party, as applicable, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and their respective successors and assigns.

16. No Partnership. The relationship between the Secured Party and the Grantor shall be only of creditor-debtor and no relationship of agency, partner or joint- or co-venturer shall be created by or inferred from this Agreement or the other Note Documents. The Grantor shall indemnify, defend, and save the Secured Party harmless from any and all claims asserted against the Secured Party as being the agent, partner, or joint-venturer of the Grantor.

17. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Grantor and the Secured Party with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The Grantor acknowledges and agrees that there is no oral agreement between the Grantor and the Secured Party which has not been incorporated in this Agreement.

18. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other means of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

19. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

20. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement and any claim, controversy or dispute related to or in connection with this Agreement, any Note Document or any of the transactions contemplated hereby or thereby, the relationship of the parties hereto and the interpretation and enforcement of the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York (including, without limitation, Section 5-1401 et seq of the New York General Obligations Law but otherwise without regard to principles of conflicts of laws).

(b) GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10 hereto. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

21. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

22. Bailee and Custodial Arrangements. Grantor agrees that it will cause any bailee or custodian now or hereafter in possession of the Collateral to acknowledge that it holds possession of the Collateral for the Secured Party’s benefit. Grantor agrees that at any time when Grantor is obligated to deliver physical possession of any Collateral to Secured Party, Secured Party may appoint a bailee or custodian to hold physical possession of the Collateral for the Secured Party’s benefit and Grantor agrees to deliver all such physical Collateral as directed by the Secured Party.

23. The Collateral Agent.

(a) The Secured Party has been appointed to act as collateral agent hereunder by the Holders pursuant to the Indenture. Without limiting the generality of any other term or provision herein, the Grantor acknowledges that the rights and responsibilities of the Secured Party under this Agreement with respect to any action taken by the Secured Party or the exercise or non-exercise by the Secured Party of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Secured Party and the other Secured Creditors, be governed by the Indenture.

(b) In entering into this Agreement, and in taking (or refraining from) any actions under or pursuant to this Agreement, the Secured Party shall be protected by and shall enjoy all of the rights, immunities, protections and indemnities granted to it under the Indenture.

(c) Anything herein to the contrary notwithstanding, whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Secured Party or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Secured Party, it is understood that in all cases the Secured Party shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same), in each case in accordance with the Indenture. This provision is intended solely for the benefit of the Secured Party and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

24. Reaffirmation; Amendment and Restatement of Existing Security Agreement. The Grantor hereby continues, reaffirms and regrants a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Obligations. This Agreement amends, restates and supersedes the Original Security Agreement effective on the date hereof. It is the intention of the parties thereto that this Agreement shall not constitute a novation or discharge of the obligations evidenced by the Original Security Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement to be effective for all purposes as of the date above first written.

GRANTOR:

MZ FUNDING LLC

By	/s/ Jonathan Harris

Name:	Jonathan Harris
Title:	Secretary

[SIGNATURE PAGE TO A&R MZ FUNDING LLC SUBORDINATED SECURITY AGREEMENT]

SECURED PARTY:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Collateral Agent

By	/s/ Geoffrey J. Lewis

Name:	Geoffrey J. Lewis
Title:	Vice President

[SIGNATURE PAGE TO A&R MZ FUNDING LLC SUBORDINATED SECURITY AGREEMENT]

SCHEDULE I

Grantor’s chief executive office or principal office	One Manhattanville Road Suite 301 Purchase, New York 10577

Registered or Legal Name	MZ Funding LLC

Other names (including business or trade names) used during the last five (5) years	None

Schedule I

EXHIBIT A

This Exhibit A to the Amended and Restated Security Agreement, dated as of July 10, 2019 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Security Agreement”), made by MZ FUNDING LLC, a Delaware limited liability company (the “Grantor”) in favor of WILMINGTON SAVINGS FUND SOCIETY, FSB, as Collateral Agent (the “Secured Party”) describes the Collateral granted by the Grantor to the Secured Party pursuant to the Security Agreement. “UCC” means the Uniform Commercial Code as in effect in the State of New York as the UCC may be amended, supplemented or modified from time to time. Any reference to any agreement, instrument or document shall be construed as referring to such agreement, instrument or document, as amended, supplemented or modified from time to time. The Collateral shall be all of the Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all of the following items of personal property of the Grantor:

1.	Accounts (as defined in the UCC).

2.	Certificated Securities (as defined in the UCC).

3.	Chattel Paper (as defined in the UCC).

4.

All of the Grantor’s rights (including rights as licensee and lessee) with respect to (A) computer and other electronic data processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (B) all Software (as defined in the UCC), and all software programs designed for use on the computers and electronic data processing hardware described in clause (A) above, including all operating system software, utilities and application programs in any form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (C) any firmware associated with any of the foregoing; and (D) any documentation for hardware, Software and firmware described in clauses (A), (B), and (C) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes (the “Computer Hardware and Software”) and all rights with respect to the Computer Hardware and Software, including any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing.

5.	Any right of the Grantor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

6.	Commercial Tort Claims (as defined in the UCC).

7.	Deposit Accounts (as defined in the UCC).

8.	Documents (as defined in the UCC).

9.	Equipment (as defined in the UCC).

10.	Financial Assets (as defined in the UCC).

11.	General Intangibles (as defined in the UCC), including Payment Intangibles (as defined in the UCC) and Software.

12.

Goods (as defined in the UCC) (including all of its Equipment, Fixtures and Inventory, all as defined in the UCC), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor.

13.

Instruments (as defined in the UCC), including (a) the Tranche A Note, dated as of July 10, 2019, in the initial principal amount of $277,678,000, by MBIA Corp. to the order of the Grantor and (b) the Tranche B Note, dated as of July 10, 2019, in the initial principal amount of $53,836,742.98, by MBIA Corp. to the order of the Grantor (collectively, the “MBIA Note”) and all Supporting Obligations (as defined in the UCC).

14.

All past, present and future: trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patentable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing (the “Intellectual Property”).

15.	Inventory (as defined in the UCC).

16.	Investment Property (as defined in the UCC).

17.	Money (of every jurisdiction whatsoever) (as defined in the UCC).

18.	Letter-of-Credit Rights (as defined in the UCC).

19.	Payment Intangibles (as defined in the UCC).

20.	Security Entitlements (as defined in the UCC).

21.	Software (as defined in the UCC).

22.	Uncertificated Securities (as defined in the UCC).

23.

To the extent not included in the foregoing, all other personal property of any kind or description; together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provision of any lease or license of Computer Hardware or Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) any assignment thereof, and the grant of a security interest therein, Secured Party will not enforce its security interest in the Grantor’s rights under such lease or license (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon the request of Secured Party, the Grantor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of Secured Party (and to Secured Party’s enforcement of such security interest) in such Secured Party’s rights under such lease or license.

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The undersigned has executed this Exhibit A as of the date first written above.

MZ FUNDING LLC

By

Name:
Title:

EXHIBIT B

SUPPLEMENT NO. _______ dated as of _____________, 20__ (this “Supplement”) to the Amended and Restated Security Agreement, dated as of July 10, 2019 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Security Agreement”), made by MZ FUNDING LLC, a Delaware limited liability company (the “Grantor”) in favor of WILMINGTON SAVINGS FUND SOCIETY, FSB, as Collateral Agent (the “Secured Party”).

As security for the Obligations (as defined in the Security Agreement), the Grantor hereby delivers, assigns, pledges, sets over and grants to the Secured Party a first priority security interest in, all of the Grantor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to any and all items of personal property of the Grantor described below together with all substitutions and replacements thereof and any products and proceeds thereof:

[describe collateral]

Exhibit A to the Security Agreement executed by the Grantor shall be deemed amended to include all of the foregoing items of personal property and such items shall be “Collateral” as defined in the Security Agreement and subject to the terms of the Security Agreement.

This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned parties have executed this Supplement to be effective for all purposes as of the date above first written.

GRANTOR:

MZ FUNDING LLC

By

Name:
Title: